UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2011

TEXTRON INC.

 (Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island  02903
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Textron Inc. was held on April 27, 2011 in Providence, Rhode Island.  We reported the results of the voting on the matters submitted to the shareholders under Item 5 in our Quarterly Report on Form 10-Q for the quarterly period ended April 2, 2011, filed on April 28, 2011.

On May 3, 2011, an amended final tabulation report for the Annual Meeting of Shareholders was received from our Inspectors of Election which corrected some of the voting results originally reported.  The amended final tabulation report does not change the outcome of any of the matters voted upon nor does it materially change any of the voting results previously reported.

The corrected voting results are as follows:

Of the 276,158,767 shares outstanding as of the record date, 239,391,435 shares (approximately 87%) were present or represented by proxy at the meeting.

   The results of the voting on the matters submitted to the shareholders are as follows:

1.	The following persons were elected to serve as directors until the next annual shareholders’ meeting and received the votes listed:

	For	Against	Abstain	Broker Non-Vote*
James T. Conway	204,515,287	5,944,022	3,896,211	25,035,915
Paul E. Gagné	195,314,749	15,101,512	3,939,259	25,035,915
Dain M. Hancock	203,499,840	6,831,360	4,024,319	25,035,916
Lloyd G. Trotter	197,299,657	12,969,982	4,085,882	25,035,914

The following directors have terms of office which continued after the meeting:  Class I expiring in 2012:  Scott C. Donnelly, Lawrence K. Fish and Joe T. Ford and Class II expiring in 2013:  Kathleen M. Bader, R. Kerry Clark, Ivor J. Evans, Lord Powell of Bayswater KCMG and James L. Ziemer.

2.	The advisory vote on the compensation of our named executive officers, as disclosed in our proxy statement, was approved by the following vote:

For	Against	Abstain	Broker Non-Vote*
173,787,999	33,876,953	5,431,267	26,295,216

3.	The advisory vote on the frequency of advisory votes on executive compensation received the following votes:

One Year*	Two Years	Three Years	Abstain	Broker Non-Vote
186,996,577	1,922,661	18,957,282	5,219,891	26,295,024

In light of these results, and consistent with the Board’s recommendation, the Board has determined that Textron will include a shareholder vote on the compensation of its named executive officers in its proxy materials annually until the next required vote on the frequency of shareholder votes on the compensation of executives.

4.
The amendment to our Restated Certificate of Incorporation to provide a right for holders that have owned continuously for a period of at least one year  not less than 25% of our outstanding shares of common stock to call a special meeting of shareholders was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
231,261,191	4,908,867	3,221,377	0

5.	The appointment of Ernst & Young LLP by the Audit Committee as Textron's independent registered public accounting firm for 2011 was ratified by the following vote:

For	Against	Abstain	Broker Non-Vote
233,624,836	2,438,471	3,328,128	0

____________
* The original tabulation report reflected an inadvertent overvoting of 997,880 shares which caused the numbers in these columns to be overstated by that amount.

Item 7.01.	Regulation FD Disclosure

On May 9, 2011 Textron is hosting an investor briefing at its Cessna business unit at which it will reaffirm its full-year financial outlook, as discussed on its first quarter earnings call held on April 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

Date: May 6, 2011	By:	/s/ Terrence O’Donnell
Terrence O’Donnell,
Executive Vice President, General Counsel and
Corporate Secretary